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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Breakaway Solutions, Inc.:



    We consent to the use of our reports incorporated by reference in the Registration Statement on Form S-3 and to the use of our firm under the heading "Experts" therein.


                                          /s/ KPMG LLP


Boston, Massachusetts
November 8, 2000